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                                                                    EXHIBIT 21.1


        ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES

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SUBSIDIARY                                                     STATE OF              STOCKHOLDER
                                                               INCORPORATION
----------------------------------------------------------------------------------------------------------------------------
Advanced Communication Technologies, Inc.                      Oregon                NorAm Telecommunications, Inc.
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Arby Construction, Inc.                                        Delaware              Quanta Services, Inc.
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Austin Trencher, Inc.                                          Delaware              Quanta Services, Inc.
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CCLC, Inc.                                                     Delaware              Conti Communications, Inc.
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Coast to Coast, L.L.C.                                         California            Environmental Professional
                                                                                     Associates, Limited
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Computapole, Inc.                                              Delaware              Quanta Services, Inc.
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Conti Communications, Inc.                                     Delaware              Quanta Services, Inc.
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Crown Fiber Communications, Inc.                               Virginia              Quanta Services, Inc.
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Dillard Smith Construction Company                             Delaware              Quanta Services, Inc.
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Driftwood Electrical Contractors, Inc.                         Delaware              Quanta Services, Inc.
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Edwards Pipeline Company,  Inc.                                Delaware              Quanta Services, Inc.
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Environmental Professional Associates, Limited                 California            Quanta Services, Inc.
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Fiber Technology, Inc.                                         Texas                 Quanta Services, Inc.
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Five Points Construction Company                               Delaware              Underground Construction Co., Inc.
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GEM Engineering Co., Inc.                                      Delaware              Quanta Services, Inc.
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Golden State Utility Co.                                       Delaware              Quanta Services, Inc.
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Grand Electric Company                                         Delaware              Quanta Services, Inc.
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H.L. Chapman Pipeline Construction, Inc.                       Delaware              Quanta Services, Inc.
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Haines Construction Company                                    Delaware              Quanta Services, Inc.
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Harker & Harker, Inc.                                          Nevada                Quanta Services, Inc.
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Intermountain Electric, Inc.                                   Colorado              Quanta Services, Inc.
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Lake Norman Pipeline, LLC                                      North Carolina        Edwards Pipeline Company, Inc.
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Manuel Bros., Inc.                                             Delaware              Quanta Services, Inc.
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Network Communications Services, Inc.                          Delaware              Quanta Services, Inc.
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NorAm Telecommunications, Inc.                                 Oregon                Quanta Services, Inc.
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North Pacific Construction Company                             Delaware              Quanta Services, Inc.
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North Sky Communications                                       Delaware              Quanta Services, Inc.
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Northern Line Layers, Inc.                                     Delaware              Quanta Services, Inc.
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
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SUBSIDIARY                                                     STATE OF              STOCKHOLDER
                                                               INCORPORATION
----------------------------------------------------------------------------------------------------------------------------
Pac West Construction, Inc.                                    Delaware              Quanta Services, Inc.
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PAR Electrical Contractors, Inc.                               Missouri              Quanta Services, Inc.
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PDG Electric Company                                           Florida               Quanta Services, Inc.
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Potelco, Inc.                                                  Washington            Quanta Services, Inc.
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QSI, Inc.                                                      Delaware              Quanta Services, Inc.
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Quanta Acquisition XLV, Inc.                                   Delaware              Quanta Services, Inc.
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Quanta Delaware, Inc.                                          Delaware              Quanta Services, Inc.
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Quanta L Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
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Quanta LI Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
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Quanta LII Acquisition, Inc.                                   Delaware              Quanta Services, Inc.
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Quanta LIII Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
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Quanta Services Management Partnership, L.P.                   Texas
----------------------------------------------------------------------------------------------------------------------------
Quanta Utility Installation Co., Inc.                          Delaware              Quanta Services, Inc.
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Quanta XLI Acquisition, Inc.                                   Delaware              Quanta Services, Inc.
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Quanta XLII Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
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Quanta XLIII Acquisition, Inc.                                 Delaware              Quanta Services, Inc.
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Quanta XLIV Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
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Quanta XLIX Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
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Quanta XLVI Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
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Quanta XLVII Acquisition, Inc.                                 Delaware              Quanta Services, Inc.
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Quanta XLVIII Acquisition, Inc.                                Delaware              Quanta Services, Inc.
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Quanta XVII Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
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Quanta XXXIX Acquisition, Inc.                                 Delaware              Quanta Services, Inc.
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R. A. Waffensmith & Co., Inc.                                  Delaware              Quanta Services, Inc.
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Ranger Directional, Inc.                                       Delaware              Quanta Services, Inc.
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S.K.S. Pipeliners, Inc.                                        Delaware              Quanta Services, Inc.
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Seaward Corporation                                            Maine                 Quanta Services, Inc.
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Spalj Construction Company                                     Delaware              Quanta Services, Inc.
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Specialty Drillling, Inc.                                      Delaware              Quanta Services, Inc.
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Sullivan Welding, Inc.                                         Delaware              Quanta Services, Inc.
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Sumter Builders, Inc.                                          Delaware              Quanta Services, Inc.
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Telecom Network Specialists, Inc.                              Delaware              Quanta Services, Inc.
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The Ryan Company, Inc.                                         Massachusetts         Quanta Services, Inc.
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Tom Allen Construction Company                                 Delaware              Quanta Services, Inc.
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TRANS TECH Electric, Inc.                                      Indiana               Quanta Services, Inc.
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Trawick Construction Co.                                       Florida               Quanta Services, Inc.
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TTM, Inc.                                                      North Carolina        Quanta Services, Inc.
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
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SUBSIDIARY                                                     STATE OF              STOCKHOLDER
                                                               INCORPORATION
----------------------------------------------------------------------------------------------------------------------------
TVS Systems, Inc.                                              Delaware              Quanta Services, Inc.
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Underground Construction Co., Inc.                             Delaware              Quanta Services, Inc.
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Utilco, Inc.                                                   Georgia               Quanta Services, Inc.
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VCI Telecom, Inc.                                              Delaware              Quanta Services, Inc.
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W.H.O.M. Corporation                                           California            Quanta Services, Inc.
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Wade D. Taylor, Inc.                                           Delaware              Quanta Services, Inc.
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West Coast Communications, Inc.                                Delaware              Quanta Services, Inc.
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World Fiber, Inc.                                              Delaware              Quanta Services, Inc.
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